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EXHIBIT 99.1

CHIEF EXECUTIVE OFFICER CERTIFICATION

        I, Robert E. Wheaton, President and Chief Executive Officer of Star Buffet, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), that, to the best of my knowledge:

        1.    The accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended August 12, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

        2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

STAR BUFFET, INC. AND SUBSIDIARIES
September 26, 2002	By:	/s/ ROBERT E. WHEATON Robert E. Wheaton President and Chief Executive Officer

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  EXHIBIT 99.1